EXHIBIT 10.7

                            SHARE EXCHANGE AGREEMENT

      SHARE EXCHANGE AGREEMENT (this "Agreement"), dated July __, 2005, by and between Akid Corporation ("Akid"), a Colorado corporation having an address at 34 West 33rd Street, New York, NY 10001, and Leonard Cohen ("Cohen"), an individual having an address at 750 Broad Street, Shrewsbury, NJ 07702.

                              W I T N E S S E T H :

      WHEREAS,   Mazal  Plant   Pharmaceuticals,   Inc.  ("Mazal"),  a  Delaware
corporation, is a subsidiary of Akid;

      WHEREAS, pursuant to a Subscription Agreement dated April 11, 2005, Cohen purchased One Hundred Twenty Thousand (120,000) shares of the common stock of Mazal (the "Mazal Shares");

      WHEREAS, the parties hereto desire that Cohen exchange the Mazal Shares for One Hundred Twenty Thousand (120,000) shares of the common stock of Akid (the "Exchange Shares") in accordance with the terms hereof;

      NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1. Share Exchange. Subject to the terms and conditions stated herein, at the Closing, (a) Cohen shall assign, transfer, convey, and deliver to Akid, and Akid shall accept and acquire, the Mazal Shares and any and all rights in such shares to which he is entitled, and by doing so will be deemed to have assigned all of his right, title and interest in and to all such Mazal Shares to Akid, and (b) Akid shall issue to Cohen, and Cohen shall accept and acquire from Akid, the Exchange Shares (collectively, the "Exchange"). If one or more stock certificates representing the Mazal Shares has been issued, such conveyance of the Mazal Shares shall be evidenced by such stock certificate(s), duly endorsed in blank or accompanied by stock powers duly executed in blank, or other instruments of transfer in form and substance reasonably satisfactory to Akid.

2. The Closing. The closing (the "Closing") of the transactions contemplated hereunder shall take place simultaneously with the execution of this Agreement at such place as the parties may agree.

3. Representations and Warranties; Indemnification.

      3.1 Representations and Warranties of Cohen. As an inducement to Akid to enter into this Agreement and to consummate the transactions contemplated herein, Cohen represents and warrants to Akid as follows:

      (a) Authority. Cohen has the right, power, authority and capacity to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform his obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligations of Cohen, enforceable against Cohen in accordance with the terms hereof.

      (b) Ownership. Cohen is the sole record and beneficial owner of the Mazal Shares, has good and marketable title to the Mazal Shares, free and clear of all Encumbrances (hereafter defined), and has full legal right and power to sell, transfer and deliver the Mazal Shares to Akid in accordance with this Agreement. "Encumbrances" means any liens, pledges, hypothecations, charges, adverse claims, options, preferential arrangements or restrictions of any kind, including, without limitation, any restriction of the use, voting, transfer, receipt of income or other exercise of any attributes of ownership, other than as provided under applicable securities laws. Upon the execution and delivery of this Agreement, Akid will receive good and marketable title to the Mazal Shares, free and clear of all Encumbrances. There are no stockholders' agreements, voting trust, proxies, options, rights of first refusal or any other agreements or understandings with respect to the Mazal Shares.

      (c) No Conflict. None of the execution, delivery, or performance of this Agreement, and the consummation of the transactions contemplated hereby, conflicts or will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach or violation of (i) any instrument, contract or agreement to which Cohen is a party or by which he is bound, or to which the Mazal Shares are subject; or (ii) any federal, state, local or foreign law, ordinance, judgment, decree, order, statute, or regulation, or that of any other governmental body or authority, applicable to Cohen or the Mazal Shares.

      (d) No Consent. No consent, approval, authorization or order of, or any filing or declaration with any governmental authority or any other person is required for the consummation by the Cohen of any of the transactions on its part contemplated under this Agreement.

      (e) Own Account. Cohen is acquiring the Exchange Shares for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Exchange Shares or any portion thereof. Further, Cohen does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Exchange Shares.

      (f) No Advertisement. Cohen is not acquiring the Exchange Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to Cohen in connection with investment securities generally.

      (g) No Obligation to Register. Cohen understands that, except as set forth herein, Akid is under no obligation to register the Exchange Shares under the Securities Act of 1933, as amended (the "Act"), or to assist Cohen in complying with the Act or the securities laws of any state of the United States or of any foreign jurisdiction.

      (h) Experience. Cohen is (1) experienced in making investments of the kind described in this Agreement and the related documents, (2) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by Akid or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (3) able to afford the entire loss of its investment in the Exchange Shares.

      (i) Exemption from Registration. Cohen acknowledges his understanding that the offering and sale Exchange Shares is intended to be exempt from registration under the Act. In furtherance thereof, in addition to the other representations and warranties of Cohen made herein, Cohen further represents and warrants to and agrees with the Company and its affiliates as follows:

            (1) Cohen realizes that the basis for the exemption may not be present if, notwithstanding such representations, Cohen has in mind merely acquiring the Exchange Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Cohen does not have any such intention;

            (2) Cohen has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in Akid; and

            (3) Cohen has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Exchange Shares; and

            (4) Cohen has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Exchange Shares, Akid and all other information to the extent Akid possesses such information or can acquire it without unreasonable effort or expense.

            (5) Cohen has carefully reviewed all of Akid's filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

      (j) Compliance with Local Laws. Any resale of the Exchange Shares during the `distribution compliance period' as defined in Rule 902(f) to Regulation S promulgated under the Act ("Regulation S") shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Exchange Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. Cohen will not offer to sell or sell the Exchange Shares in any jurisdiction unless Cohen obtains all required consents, if any.

      (k) Regulation S Exemption. Cohen understands that the Exchange Shares are being offered and sold to him in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Act and that Akid is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Cohen set forth herein in order to determine the applicability of such exemptions and the suitability of Cohen to acquire the Exchange Shares. In this regard, Cohen represents, warrants and agrees that:

            (1) Cohen is not a U.S. Person (as defined below) and is an affiliate (as defined in Rule 501(b) under the Act) of Akid and is not acquiring the Exchange Shares for the account or benefit of a U.S. Person. A U.S. Person means any one of the following:

                  (A) any natural person resident in the United States of America;

                  (B) any partnership or corporation organized or incorporated under the laws of the United States of America;

                  (C) any estate of which any executor or administrator is a U.S. person;

                  (D) any trust of which any trustee is a U.S. person;

                  (E) any agency or branch of a foreign entity located in the United States of America;

                  (F) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                  (G) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

                  (H) any partnership or corporation if:

                        (i) organized or incorporated under the laws of any foreign jurisdiction; and

                        (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Act) who are not natural persons, estates or trusts.

            (2) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, Cohen was outside of the United States.

            (3) Cohen will not, during the period commencing on the date of issuance of the Exchange Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the Exchange Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

            (4) Cohen will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Exchange Shares only pursuant to registration under the Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

            (5) Cohen was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Exchange Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

            (6) Neither Cohen nor or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Exchange Shares and Cohen and any person acting on his behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Act.

            (7) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Act.

            (8) Neither Cohen nor any person acting on his behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Exchange Shares. Cohen agrees not to cause any advertisement of the Exchange Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Exchange Shares, except such advertisements that include the statements required by Regulation S under the Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

            (9) Each certificate representing the Exchange Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

                  (A) "THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT."

                  (B) "TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

            (10) Cohen consents to Akid making a notation on its records or giving instructions to any transfer agent of Akid in order to implement the restrictions on transfer of the Exchange Shares.

      (l) Accredited Investor. Cohen is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Act by reason of Rule 501(a)(3).

      (m) Risk. Cohen understands that an investment in the Exchange Shares is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

      (n) Net Worth. Cohen's overall commitment to investments which are not readily marketable is not disproportionate to Cohen's net worth, and an investment in the Exchange Shares will not cause such overall commitment to become excessive.

      (o) SEC Documents. Cohen has received all documents, records, books and other information pertaining to Cohen's investment in Akid that has been requested by Cohen. Cohen has reviewed or received copies of all reports and other documents filed by Akid with the Securities and Exchange Commission (the "SEC Documents").

      (p) Reliance. Other than as set forth herein, Cohen is not relying upon any other information, representation or warranty by Akid or any officer, director, stockholder, agent or representative of Akid in determining to invest in the Exchange Shares. Cohen has consulted, to the extent deemed appropriate by Cohen, with Cohen's own advisers as to the financial, tax, legal and related matters concerning an investment in the Exchange Shares and on that basis believes that his or its investment in the Exchange Shares is suitable and appropriate for Cohen.

      (q) No Governmental Review. Cohen is aware that no federal or state agency has (1) made any finding or determination as to the fairness of this investment,
(2) made any  recommendation  or endorsement of the Exchange  Shares or Akid, or
(3) guaranteed or insured any investment in the Exchange Shares or any investment made by Akid.

      (r) Price. Cohen understands that the price of the Exchange Shares offered hereby bear no relation to the assets, book value or net worth of Akid and were determined arbitrarily by Akid. Cohen further understands that there is a substantial risk of further dilution on his or its investment in Akid.

      (s) Full Disclosure. No representation or warranty of Cohen to Akid in this Agreement omits to state a material fact necessary to make the statements herein, in light of the circumstances in which they were made, not misleading. There is no fact known to Cohen that has specific application to the Shares and that materially adversely affects or, as far as can be reasonably foreseen, materially threatens the Shares that has not been set forth in this Agreement.

      3.2 Representations and Warranties of Akid. As an inducement to Cohen to enter into this Agreement and to consummate the transactions contemplated herein, Akid represents and warrants to Cohen as follows:

      (a) Organization of Akid. Akid is a corporation duly organized and validly existing and in good standing under the laws of the State of Colorado, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Akid is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of Akid.

      (b) Authority. (1) Akid has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Exchange Shares; (2) the execution and delivery of this Agreement by Akid and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of Akid or its Board of Directors or stockholders is required; and
(3) this Agreement has been duly executed and delivered by Akid and constitutes a valid and binding obligation of Akid enforceable against Akid in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

      (c) SEC Documents. To the best of Company's knowledge, Akid has not provided to Cohen any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by Akid, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Act or the Exchange Act, as the case may be, and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Akid included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the Securities and Exchange Commission (the "SEC") or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (1) as may be otherwise indicated in such financial statements or the notes thereto or (2) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Akid as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

      (d) Exemption from Registration; Valid Issuances. The sale and issuance of the Exchange Shares, in accordance with the terms and on the bases of the representations and warranties of Cohen set forth herein, may and shall be properly issued by Akid to Cohen pursuant to any applicable federal or state law. When issued and paid for as herein provided, the Exchange Shares shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Exchange Shares pursuant to, nor Akid's performance of its obligations under, this Agreement shall (1) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Exchange Shares or any of the assets of Akid, or (2) entitle the other holders of the Common Stock of Akid to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of Akid. The Exchange Shares shall not subject Cohen to personal liability by reason of the ownership thereof.

      (e) No General Solicitation or Advertising in Regard to this Transaction. Neither Akid nor any of its affiliates nor any person acting on its or their behalf (1) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Exchange Shares, or (2) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Act.

      (f) No Conflicts. The execution, delivery and performance of this Agreement by Akid and the consummation by Akid of the transactions contemplated hereby, including without limitation the issuance of the Exchange Shares, do not and will not (1) result in a violation of the Certificate or By-Laws of Akid or
(2) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which Akid is a party, or
(3) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations)applicable to Akid or by which any property or asset of Akid is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually  or in  the  aggregate,  have  a  material  adverse  effect  on the business, operations, properties, prospects or condition (financial or otherwise) of Akid) nor is Akid otherwise in violation of, conflict with or in default under any of the foregoing. The business of Akid is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of Akid. Akid is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by Akid subsequent to the Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Over The Counter Bulletin Board); provided that, for purposes of the representation made in this sentence, Akid is assuming and relying upon the accuracy of the relevant representations and agreements of Cohen herein.

      (g) No Undisclosed Liabilities. Akid has no liabilities or obligations that are material, individually or in the aggregate, and that are not disclosed in the SEC Documents or otherwise publicly announced, other than those incurred in the ordinary course of Akid's businesses and which, individually or in the aggregate, do not or would not have a material adverse effect on Akid.

      (h) No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to Akid or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by Akid but which has not been so publicly announced or disclosed in the SEC Documents.

      (i) Litigation and Other Proceedings. Except as may be set forth in the SEC Documents, there are no lawsuits or proceedings pending or to the best knowledge of Akid threatened, against Akid, nor has Akid received any written or oral notice of any such action, suit, proceeding or investigation, which would have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of Akid. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by Akid, requested of any court, arbitrator or governmental agency which would have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of Akid.

      3.3 Indemnification. Cohen shall indemnify and hold harmless Akid and Akid's agents, beneficiaries, affiliates, representatives and their respective successors and assigns from and against any and all damages, losses, liabilities, taxes and costs and expenses (including, without limitation, attorneys' fees and costs) resulting directly or indirectly from (a) any inaccuracy, misrepresentation, breach of warranty or non-fulfillment of any of the representations and warranties of Cohen in this Agreement, or any actions, omissions or statements of fact inconsistent with in any material respect any such representation or warranty, (b) any failure by Cohen to perform or comply with any agreement, covenant or obligation in this Agreement.

4. Piggy-Back Registration Rights.

      4.1 Right to include Registrable Securities. For purposes of this Agreement, "Registrable Securities" means Sixty Thousand (60,000) shares of the Exchange Shares. If at any time, Akid shall determine to prepare and file with the Securities and Exchange Commission, a registration statement relating to an offering for its own account or the account of others, under the Act, of any of its equity securities, other than on Form S-4 or Form S-8 (each promulgated under the Act) or their then equivalents relating to equity securities to be issued in connection with an underwritten offering for its own account or other holders of Akid's shares of Common Stock or securities to be issued in any acquisition of any entity or business or equity securities issuable in connection with stock options or other employee benefit plans (the "Registration Statement"), then Akid shall send to Cohen written notice of such determination and if, within fifteen (15) days after receipt of such notice Cohen shall so request in writing, Akid shall include in such registration statement all or any part of the Registrable Securities, as Cohen requests to be registered. Akid shall keep such Registration Statement current and maintain compliance with each Federal and state law or regulation for the period necessary for such Cohen to effectuate the proposed sale or to otherwise be eligible to effectuate a sale pursuant to Rule 144 of the Act.

      4.2 Registration of Underwritten Public Offerings. Anything to the contrary herein notwithstanding, if the registration involves an offering by or through underwriters, then (a) Cohen must sell its Registrable Securities to the underwriters selected by Akid on the same terms and conditions as apply to other selling securityholders; and (b) Cohen may elect in writing, not later than three business days prior to the effectiveness of the Registration Statement filed in connection with such registration, not to have its Registrable Securities so included in connection with such registration.

      4.3 Priority in Registration. Notwithstanding anything contained herein to the contrary, if this registration involves an offering by or through underwriters, Akid shall not be required to include Registrable Securities therein, if and to the extent the underwriter managing the offering reasonably believes in good faith and advises Cohen that such inclusion would materially adversely affect such offering; provided that any such reduction or elimination shall be pro rata to all other securityholders of the securities of Akid entitled to registration rights in proportion to the respective number of shares they have requested to be registered.

      4.4 Registration Procedures.

            (a) If and whenever Akid takes action to register Registrable Securities on behalf of Cohen, it shall, as expeditiously as practicable:

                  (1) Furnish to Cohen and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference)

                  (2) Deliver to Cohen and the underwriters, if any, without charge, as many copies of the prospectus or prospectuses (including each preliminary prospectus), any amendment or supplement thereto as such persons may reasonably request; Akid consents to the use of such prospectus or any amendment or supplement thereto by Cohen and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such prospectus or any amendment or supplement thereto;

                  (3) Prior to any public offering of Registrable Securities, cooperate with Cohen, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as Cohen or an underwriter reasonably requests in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that Akid will not be required to qualify to do business in any jurisdiction where it is not then so qualified or to take any action which would subject Akid to general service of process in any jurisdiction where it is not at the time so subject;

                  (4) Cooperate with Cohen and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two
(2)  business  days  prior  to  any  sale  of  Registrable   Securities  to  the
underwriters;

                  (5) Use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

                  (6) With respect to each issue or class of Registrable Securities, use its best efforts to cause all Registrable Securities covered by the Registration Statements to be listed on each securities exchange, if any, on which similar securities issued by Akid are then listed if requested by the majority of such issue or class of Registrable Securities;

                  (7) Enter into such agreements (including an underwriting agreement) and take all such other action reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, if the registration is in connection with an underwritten offering (i) make such representations and warranties to the underwriters, in such form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to Akid and updates thereof (which counsel shall be reasonably acceptable to the underwriters and which opinions shall be in form, scope and substance reasonably satisfactory to the underwriters) addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (iii) obtain "cold comfort" letters and updates thereof from Akid's accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with underwritten offerings; (iv) set forth in full in any underwriting agreement entered into, the indemnification provisions and procedures of Section
5.3 hereof with respect to all parties to be indemnified pursuant to said Section; and (v) deliver such documents and certificates as may be reasonably requested by the underwriters to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by Akid; the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required hereunder;

                  (8) Make available for inspection by one or more representatives of Cohen, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by Cohen or underwriter, all financial and other records, pertinent corporate documents and properties of Akid, and cause Akid's officers, directors and employees to supply all information reasonably requested by any such representatives, in connection with such; and

                  (9) Otherwise use its best efforts to comply with all applicable federal and state regulations; and take such other action as may be reasonably necessary to or advisable to enable Cohen and each underwriter to consummate the sale or disposition in such jurisdiction or jurisdiction in which Cohen or the underwriter shall have requested that the Registrable Securities be sold.

            (b) Except as otherwise provided herein, Akid shall have sole control in connection with the preparation, filing, withdrawal, amendment or supplementing of each Registration Statement, the selection of underwriters, and the distribution of any preliminary prospectus included in the Registration Statement, and may include within the coverage thereof additional shares of Common Stock or other securities for its own account or for the account of one or more of its other securityholders.

            (c) Akid may require each Cohen to furnish to Akid such information regarding the distribution of such securities and such other information as may otherwise be required by the Act to be included in such Registration Statement.

5. Miscellaneous.

      (a) Notices. All notices or other communications required or permitted hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given (i) if by personal delivery, when so delivered, (ii) if mailed, three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth above, or (iii) if sent through an overnight delivery service in circumstances to which such service guarantees next day delivery, the day following being so sent to the address of the intended recipient as first set forth above. Any party may change the address to which notices and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

      (b) Choice of Law. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York and the federal laws of United States applicable therein, without giving effect to principles of conflicts of law.

      (c) Jurisdiction. The parties hereby irrevocably consent to the in personam jurisdiction of the state or federal courts located in the State of New York, in connection with any action or proceeding arising out of or relating to this Agreement or the transactions and the relationships established thereunder. The parties hereby agree that such courts shall be the venue and exclusive and proper forum in which to adjudicate such matters and that they will not contest or challenge the jurisdiction or venue of these courts.

      (d) Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersedes all prior and contemporaneous agreements, arrangements and understandings of the parties relating to the subject matter hereof. No representation, promise, inducement, waiver of rights, agreement or statement of intention has been made by any of the parties which is not expressly embodied in this Agreement, such other agreements, notes or instruments related to this transaction executed simultaneously herewith, or the written statements, certificates, schedules or other documents delivered pursuant to this Agreement or in connection with the transactions contemplated hereby.

      (e) Assignment. Each party's rights and obligations under this Agreement shall not be assigned or delegated, by operation of law or otherwise, without the other party's prior consent, and any such assignment or attempted assignment shall be void, of no force or effect, and shall constitute a material default by such party.

      (f) Amendments. This Agreement may be amended, modified, superseded or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by each party, in the case of a waiver, by the party waiving compliance.

      (g) Waivers. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition, or the breach of any term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other term, covenant, representation or warranty of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first set forth above.

                                      AKID CORPORATION


                                      By:    /s/ Mechael Kanovsky
                                             -----------------------------------
                                      Name:  Mechael Kanovsky
                                      Title:


                                      /s/ Leonard Cohen
                                      ------------------------------------------
                                      LEONARD COHEN